                               POWER OF ATTORNEY

     The undersigned, being a director or officer or both of Lease Auto Receivables, Inc., hereby constitutes and appoints Gerald E. Gross, David C. Walker and Robert L. Schwartz, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Lease Auto Receivables, Inc.), to sign an appropriate Registration Statement covering securities and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on December 22, 1999.

/s/ PAUL D. BULL                               /s/ GERALD E. GROSS
----------------------------------------  ----------------------------------------
Paul D. Bull                              Gerald E. Gross

     /s/ RICHARD E. DAMMAN                     /s/ WILLIAM F. MUIR
----------------------------------------  ----------------------------------------
Richard E. Damman                         William F. Muir

     /s/ GUNTER DUFEY                          /s/ JEROME B. VAN ORMAN, JR.
----------------------------------------  ----------------------------------------
Gunter Dufey                              Jerome B. Van Orman, Jr.

     /s/ JOHN D. FINNEGAN                      /s/ DAVID C. WALKER
----------------------------------------  ----------------------------------------
John D. Finnegan                          David C. Walker

     /s/ JOHN D. GIBSON
----------------------------------------
John D. Gibson

                               POWER OF ATTORNEY

     The undersigned, being a director or officer or both of Capital Auto Receivables, Inc., hereby constitutes and appoints Gerald E. Gross, David C. Walker and Robert L. Schwartz, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Wholesale Auto Receivables Corporation), to sign a Registration Statement on Form S-3 covering Asset Backed Notes and Certificates to be sold by Capital Auto Receivables, Inc. and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on December 22, 1999.


/s/ PAUL D. BULL                               /s/ WILLIAM F. MUIR
----------------------------------------  ----------------------------------------
Paul D. Bull                              William F. Muir

     /s/ RICHARD E. DAMMAN                     /s/ JOHN RAKOLTA, JR.
----------------------------------------  ----------------------------------------
Richard E. Damman                         John Rakolta, Jr.

     /s/ JOHN D. FINNEGAN                      /s/ JEROME B. VAN ORMAN, JR.
----------------------------------------  ----------------------------------------
John D. Finnegan                          Jerome B. Van Orman, Jr.

     /s/ JOHN D. GIBSON                        /s/ DAVID C. WALKER
----------------------------------------  ----------------------------------------
John D. Gibson                            David C. Walker
     /s/ GERALD E. GROSS
----------------------------------------
Gerald E. Gross